UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2020

UNDER ARMOUR, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 22, 2020, each of Under Armour, Inc. (the “Company”), Kevin A. Plank, the Company’s Executive Chairman & Brand Chief, and David E. Bergman, the Company’s Chief Financial Officer (together, the “Executives”) received a “Wells Notice” from the Staff of the U.S. Securities and Exchange Commission (the “SEC”) relating to the Company’s previously-disclosed SEC investigation.

The Wells Notices relate to the Company’s disclosures covering the third quarter of 2015 through the period ending December 31, 2016, regarding the use of “pull forward” sales in connection with revenue during those quarters. A pull forward generally includes a customer sale that is executed earlier than originally planned. Specifically, the SEC Staff is focused on the Company’s disclosures regarding the use of pull forward sales in order to meet sales objectives. The SEC Staff has not alleged any revenue recognition or other violations of generally accepted accounting principles relating to that or any other period.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. The Wells Notices informed the Company and the Executives that the SEC Staff has made a preliminary determination to recommend that the SEC file an enforcement action against the Company and each of the Executives that would allege certain violations of the federal securities laws.

The Company and the Executives maintain that their actions were appropriate and intend to pursue the Wells Notice process, which will include the opportunity to respond to the SEC Staff’s position, and also expect to engage in a dialogue with the SEC Staff to work toward a resolution of this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: July 27, 2020	By:	/s/ John P. Stanton
John P. Stanton
Executive Vice President, General Counsel & Secretary